UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2008

UNISOURCE ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Arizona	1-13739	86-0786732
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One South Church Avenue, Suite 100 Tucson, AZ	85701
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (520) 571-4000

(Former name or former address if changed since last report.)

TUCSON ELECTRIC POWER COMPANY
(Exact name of registrant as specified in its charter)

Arizona	1-5924	86-0062700
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One South Church Avenue, Suite 100 Tucson, AZ	85701
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (520) 571-4000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 9, 2008, the Board of Directors of UniSource Energy Corporation (UniSource Energy) and Tucson Electric Power Company (TEP) appointed Paul J. Bonavia, 57, as Chairman of the Board, President and Chief Executive Officer of UniSource Energy and TEP. The appointment will be effective January 1, 2009, upon the retirement of James S. Pignatelli.

Mr. Bonavia has served as President of the Utilities Group of Xcel Energy Inc. since November 2005. From December 2003 to October 2005, he served as President of Xcel Energy’s Commercial Enterprises Business Unit and from August 2000 to December 2003 he served as President of Xcel Energy’s Energy Markets Business Unit.

Mr. Bonavia’s initial annual base salary will be $600,000. Mr. Bonavia will participate in UniSource Energy’s annual cash incentive compensation program with a target award for 2009 of 80% of base salary and a maximum award equal to 120% of base salary. He will participate in UniSource Energy’s Omnibus Stock and Incentive Plan, a long-term equity incentive plan, with award opportunities to be granted at a future date. Mr. Bonavia will be entitled to severance pay of 200% of his base salary, plus pro rata incentive compensation, if his employment is terminated by UniSource Energy without cause or if he terminates his employment for good reason within three years of his employment. Mr. Bonavia will be entitled to a severance payment of 200% of the sum of base salary and bonus, plus pro rata incentive compensation, if UniSource Energy terminates his employment without cause or if he terminates employment for good reason within 24 months of a change in control. For a period of twelve months following the termination of his employment, Mr. Bonavia will be subject to non-competition and non-solicitation restrictions.

Mr. Bonavia’s employment arrangements are summarized in an employment letter, which is filed as Exhibit 10.1 hereto. This summary of the employment letter is qualified in its entirety by reference to the actual employment letter. An employment agreement and change of control agreement will be prepared based upon the terms described in the employment letter. The employment agreement will have a term of three years.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

10.1 Letter of Employment between UniSource Energy and Paul J. Bonavia

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 15, 2008	UNISOURCE ENERGY CORPORATION
(Registrant)

/ s / Kevin P. Larson
Senior Vice President and Chief Financial Officer

Date: December 15, 2008	TUCSON ELECTRIC POWER COMPANY
(Registrant)

/ s / Kevin P. Larson
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Letter of Employment between UniSource Energy and Paul J. Bonavia